Important Notice Regarding Changes in the Investment Policies and Non-Fundamental Restrictions of the Fund

iShares®

iShares, Inc. (the “Company”)

Supplement dated June 7, 2024

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

for the iShares Frontier and Select EM ETF (FM)

(the “Fund”)

The Board of Directors of the Company (the “Board”) approved a proposal to close and liquidate the Fund. In light of persistent liquidity challenges in certain frontier markets, including among other things, delays or limits on repatriation of local currency, the Board determined that it is in the best interest of the Fund and its shareholders for the Fund to liquidate.

Currency conversions, including conversion of Nigeria’s currency, the Naira, will impact the timing of the Fund’s liquidation. As a result, the Fund will enter into an extended liquidation period. During the extended liquidation period, the Fund will not be managed in accordance with its investment objective and policies, as the Fund will sell down its assets, as determined by BlackRock Fund Advisors, where possible and hold the proceeds of such sales in cash and cash equivalents. It is expected that the Fund will hold a substantial majority of its assets in cash and cash equivalents during the extended liquidation period. Such holdings will not be consistent with its investment objective and policies. Further, throughout the liquidation period, the Fund will depart from its policy of holding at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers economically tied to frontier markets and issuers economically tied to emerging markets, or in depositary receipts representing such securities. The extended liquidation process may detract from the Fund’s performance. After market close no earlier than August 12, 2024 but on a date as soon as practicable (the “Last Trading Date”), the Fund will cease trading and the creation and redemption of Creation Units. Currently, the Fund expects the Last Trading Date to be on or around March 31, 2025. Prior to the Liquidation Date, the Fund will generally only accept cash for the creation of Creation Units. In view of historical uncertainty surrounding currency conversions, as mentioned above, the timing for the proposed Last Trading Date and the Liquidation Date (as defined below) are currently not fixed and are subject to change. The Fund’s website will be updated upon the determination of such dates.

Trading in the Fund will be halted prior to market open on the day after the Last Trading Date. Proceeds of the liquidation are scheduled to be sent to Fund shareholders on or around three days after the Last Trading Date (the “Liquidation Date”). The Company cannot assure that there will be a trading market for Fund shares between market close on the Last Trading Date and the Liquidation Date because Fund shares will not be traded on the primary listing exchange for the Fund, the NYSE Arca Inc. (“NYSE Arca”), during that period.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on the Last Trading Date and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation (if trading resumes for Fund shares) will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. However, you may not be able to recognize a loss until you receive the final distribution in a series of liquidating distributions. Please consult your personal tax advisor about the potential tax consequences.

Please consult the Fund’s website for future updates about the Fund and the status of the liquidation.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FM-0624

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